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                                                                          10 (s)

                               SECOND AMENDMENT TO
                          MALAN REALTY INVESTORS, INC.
                              EMPLOYMENT AGREEMENT


         THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is entered into on the 15th day of December, 1999, by and between MALAN REALTY INVESTORS, INC. (the "Company"), a Michigan corporation with its principal place of business at 30200 Telegraph Road, Bingham Farms, Michigan, and ANTHONY S. GRAMER ("Executive"), President and Chief Executive Officer of the Company.

                                    RECITALS

         WHEREAS, the Company and Executive entered into a certain Employment Agreement, dated June 25, 1994 (hereinafter referred to as the "Employment Agreement"), which Employment Agreement was amended on August 15, 1997, and

         WHEREAS, the Company and Executive desire to amend the Employment Agreement to extend the term of Executive's employment.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         1. Paragraph 2 of the Employment Agreement is amended in its entirety by substituting the following:

           "2. TERM OF EMPLOYMENT. Executive's `term of employment,' as this phrase is used through this Agreement, shall be for a period of four (4) years beginning January 1, 2000 and ending December 31, 2003, and any extension thereof. The term of employment shall automatically be extended without further action by the parties as of December 31, 2003 and each succeeding December 31 thereafter, unless either party shall have served 90 days' written notice upon the other prior to December 31, 2003 or prior to December 31 of each succeeding year, as the case may be, of its intention that the Agreement shall terminate at the end of the then current term of employment."

         2. This Second Amendment is effective January 1, 2000.

         3. Except as amended hereby, the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Employment Agreement or have caused this Amendment to be duly executed on their behalf, as of the day and year first above written.


                                   MALAN REALTY INVESTORS, INC.

/s/ Anthony S. Gramer              By:  /s/ Anthony S. Gramer
---------------------                 -----------------------
                                   Its: President and CEO



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